Vanguard International Value Fund

Supplement to the Prospectuses Dated February 24, 2010

Vanguard International Value Fund

Effective immediately, Michael G. Fry and Michael A. Bennett have assumed the role of Portfolio Managers for the portion of Vanguard International Value Fund managed by Lazard Asset Management LLC. Messrs. Fry and Bennett will co-manage the Lazard portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Fry, Managing Director of Lazard, has worked in investment management since 1981 and has been with Lazard since 2005. He holds a B.Sc. from Flinders University.

Mr. Bennett, CPA, Managing Director of Lazard, has worked in investment management since 1987 and has been with Lazard since 1992. He holds a B.S. from New York University and an M.B.A. from the University of Chicago.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS46 052010

Vanguard Trustees’ Equity Fund

Vanguard International Value Fund

Supplement to the Statement of Additional Information Dated February 24, 2010

Effective immediately, Michael G. Fry and Michael A. Bennett have assumed the role of Portfolio Managers for the portion of Vanguard International Value Fund managed by Lazard Asset Management LLC. Messrs. Fry and Bennett will co-manage the Lazard portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

Mr. Fry, Managing Director of Lazard, has worked in investment management since 1981 and has been with Lazard since 2005. He holds a B.Sc. from Flinders University.

Mr. Bennett, CPA, Managing Director of Lazard, has worked in investment management since 1987 and has been with Lazard since 1992. He holds a B.S. from New York University and an M.B.A. from the University of Chicago.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI46 052010